UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  June 13, 2007

RMR HOSPITALITY AND REAL ESTATE FUND

(Exact name of registrant as specified in charter)

Massachusetts	811-21502	20-0652062
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts 02458

(Address of principal executive offices, including zip code)

(866) 790-8165

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

RMR Hospitality and Real Estate Fund (“RHR”) is engaged in litigation against Bulldog Investors General Partnership, a hedge fund controlled by Mr. Phillip Goldstein and various other entities affiliated with Mr. Goldstein (collectively “Bulldog Investors”).  The litigation seeks to enforce and implement a provision in the Fund’s declaration of trust that restricts share ownership to 9.8% of RHR’s outstanding shares by any one shareholder of RHR or group of shareholders acting together.  In addition, pursuant to RHR’s declaration of trust, RHR previously appointed Adrian Overstreet, Esq., as the Charitable Trustee with respect to the RHR shares formerly owned by the Bulldog Investors in excess of the ownership limitation.  The Bulldog Investors previously initiated a proxy contest in connection with RHR’s 2007 annual meeting of shareholders, which was held on March 8, 2007, by announcing an intention to nominate two persons for election as trustees on RHR’s board of trustees and to present two other proposals at that meeting.  Although the Bulldog Investors solicited proxies for its nominees and proposals, they did not present the nominations or the proposals at that meeting.  After the close of business on June 13, 2007, RHR, the Charitable Trustee and their respective counsel received correspondence from Mr. Philip Goldstein.  On June 18, 2007, RHR responded to Mr. Goldstein’s correspondence.  Copies of Mr. Goldstein’s and RHR’s correspondence are attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1

Letter dated June 18, 2007 from William J. Sheehan, Chief Compliance Officer and Director of Internal Audit of RMR Hospitality and Real Estate Fund, to Mr. Philip Goldstein, correspondence dated June 13, 2007 from Mr. Philip Goldstein to Adrian Overstreet, Esq., Charitable Trustee, counsel for the Charitable Trustee and counsel for RMR Hospitality and Real Estate Fund, and correspondence dated June 13, 2007 from Mr. Philip Goldstein to the Chief Compliance Officer and Director of Internal Audit of RMR Hospitality and Real Estate Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 19, 2007	RMR HOSPITALITY AND REAL ESTATE FUND

	By:	/s/ Adam D. Portnoy
Name: Adam D. Portnoy
Title: President

EXHIBIT INDEX

Exhibit No.	Description
99.1

Letter dated June 18, 2007 from William J. Sheehan, Chief Compliance Officer and Director of Internal Audit of RMR Hospitality and Real Estate Fund, to Mr. Philip Goldstein, correspondence dated June 13, 2007 from Mr. Philip Goldstein to Adrian Overstreet, Esq., Charitable Trustee, counsel for the Charitable Trustee and counsel for RMR Hospitality and Real Estate Fund, and correspondence dated June 13, 2007 from Mr. Philip Goldstein to the Chief Compliance Officer and Director of Internal Audit of RMR Hospitality and Real Estate Fund